Exhibit 99.2

Investor Presentation December 1, 2020

Disclaimer Disclaimers and Other Important Information This presentation (this “Presentation”) is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in AdaptHealth Corp. (“AdaptHealth” or the “Company”) and for no other purpose. The information contained in this Presentation does not purport to be all inclusive. The data contained herein is derived from various internal and external sources. The information contained in this Presentation is not, and should not be assumed to be, complete and does not present all the information that investors may require or desire in considering an investment in the Company. It is not intended to form the basis of any investment decision or any other decision in respect of the Company. AdaptHealth (as well as its respective directors, officers and stockholders) makes, and each of hereby expressly disclaims, any representations or warranties, express or implied, as to the reasonableness of the assumptions made in this Presentation or the accuracy or completeness of any projections or modeling or any other information contained in this Presentation. AdaptHealth shall not have any liability for any representations, express or implied, contained in, or omissions from, this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of AdaptHealth. Nothing contained within this Presentation is or should be relied upon as a promise or representation as to the future. AdaptHealth does not assume any obligation to provide the recipient with access to any additional information or to update the information in this Presentation. Investors should not construe the contents of this Presentation, or any prior or subsequent communications from or with the Company or its representatives as investment, legal or tax advice. No securities commission or securities regulatory authority or other authority in the United States or any other jurisdiction has in any way passed upon the merits of a potential investment in AdaptHealth or the accuracy or adequacy of this Presentation. Forward Looking Statements This investor presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s acquisition pipeline and the impact of the recent coronavirus (COVID-19) pandemic and our response to it. These statements are based on various assumptions and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which the Company may become a party or governmental investigations to which the Company may become subject that could interrupt or limit the Company’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; and the impact of the recent coronavirus (COVID-19) pandemic and the Company’s response to it. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Market and Industry Data Industry and market data used in this Presentation is unaudited and have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. AdaptHealth has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. You are cautioned not to give undue weight to such industry and market data. Non-GAAP and Other Financial Information This Presentation includes references to financial measures that are calculated and presented on the basis of methodologies o ther than in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), including EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex. AdaptHealth defines EBITDA as net income (loss) attributable to AdaptHealth Corp., plus net income attributable to noncontrolling interests, interest expense (income), income tax expense (benefit), and depreciation. AdaptHealth defines Adjusted EBITDA as EBITDA (as defined above), plus loss on extinguishment of debt, equity-based compensation expense, transaction costs, severance, and similar items of expense (income). AdaptHealth defines Adjusted EBITDA less Patient Equipment Capex as Adjusted EBITDA (as defined above) less patient equipment acquired during the period without regard to whether the equipment was purchased or financed through lease transactions. EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex are significant components in understanding and assessing financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of AdaptHealth's liquidity. No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Transaction Summary

Purchase Consideration	▪ AdaptHealth to acquire AeroCare for approximately $2.0 billion – $1.1 billion in cash – 31 million common shares valued at $926 million as of November 30, 2020[(1)]
Leadership & Governance	▪ Co-CEOs: Luke McGee (CEO of AdapthHealth) and Steve Griggs (CEO of AeroCare) ▪ President: Josh Parnes (President of AdaptHealth) ▪ CFO: Jason Clemens (CFO of AdaptHealth) ▪ Steve Griggs and shareholder designee Ted Lundberg of Peloton Equity to join the Board, representing 2 out of 11 seats
Financial Highlights	▪ Expected to be significantly accretive to growth, profitability and EPS in 2021 ▪ Purchase price represents a multiple of 2021E EBITDA of 8.8x and 2021E EBITDA less Patient CapEx of 17.6x (7.2x and 12.3x respectively, including synergies)[(2)] ▪ Pro Forma 9/30/20 Net Debt / LTM PF Adj. EBITDA of 3.6x[(3)] ▪ Expected run-rate annual cost synergies of approximately $50 million[(4)]
Timing	▪ Transaction unanimously approved by both AdaptHealth and AeroCare Boards ▪ Transaction expected to close in 1Q 2021 subject to regulatory approval and other customary closing conditions ▪ AdaptHealth to seek shareholder approval post-closing for conversion of preferred equity into Class A common shares

(1) Initially structured as issuance of common shares up to 19.9% of Class A outstanding shares and the remainder in non-voting convertible preferred shares, which convert to Class A common stock once AdaptHealth shareholders approve the issuance of the share consideration under NASDAQ rules.
(2) Purchase price multiples based on $230 million of 2021E EBITDA (pre synergy), $115 million of 2021E EBITDA less Patient CapEx (pre synergy) and $50 million of synergies.
(3) 9/30/20 PF Adj. EBITDA includes full year contribution of closed acquisitions plus $50 million of run-rate synergies.
(4) Approximately $25 million of synergies expected to be achieved in 2021.

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AeroCare Overview Other 11% HME 11% Sleep 47% Respiratory 31% 995,000+ active patients 3,500+ employees 200+ sales professionals 155 completed acquisitions Founded in 2000; HQ in Orlando, FL Historical Revenue Growth ($mm) Payor Mix (LTM 9/30/20) Other 4% $654 $536 $387 $290 $227 FFS Medicaid 6% Patient 12% Commercial 28% 2016201720182019LTM Q3 2020 Managed Medicare 15% FFS Medicare 30%

Strategic Rationale Leading Independent HME Provider with Significantly Enhanced Scale and Geographic Reach Combination of Two Industry Leading Technology Platforms Financially Compelling – Highly Accretive Transaction Multiple Pathways for Future Growth, Including Additional Acquisitions in a Highly Fragmented Market Identifiable and Achievable Cost Synergies with Meaningful Additional Upside Best-in-Class Senior Leadership Team with Strong Cultural Alignment

(1) 2021 guidance; $ millions AdaptHealth’s acquisition of AeroCare will create shareholder value through significant and immediate accretion to growth, earnings and cash flows Note: PC = Patient Capex

Leading Independent HME Provider with Significantly Enhanced Scale and Geographic Reach Highly complementary footprint with expansion into fast-growing Southeastern geographies

Expands Footprint into Attractive Fast-Growing Geographies AeroCare TTM August 2020 Total Revenue by State AeroCare TTM August 2020 Same Store Growth by State(1) State Growth(2) TN 13% CO 10% FL 14% TX 9% GA 7% SC 3% Other 43% Tennessee14% Colorado4% Texas16% Georgia19% South Carolina18% Other9% 12% All States

Pro Forma Unique Patients Serviced Patients in thousands on a rolling TTM basis 1,4621,535 603 573 588 2,142 827 759 710 647 902 883 2,775 995 795 874 932 1,113 1,177 1,249 1,315 1,576 1,601 1,780 Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20 Patients will gain greater managed care access and broader product availability. The patient experience will be enhanced through best-in-class customer service platform and patient satisfaction procedures Note: AdaptHealth figures may vary from previously reported figures as these calculations are periodically refreshed to account for timing of new acquisitions. Figures presented

Diabetes 17% Respiratory 19% Sleep 38% HME 11% Based on LTM September 2020A (1) Other 5% Supplies to Home 13% Sleep 33% HME 11% Respiratory 11% Diabetes 27% Other 11% HME 11% Sleep 47% Respiratory 31% Other 7% Supplies to Home 8% Combined company will be positioned as a leader in large, growing addressable markets focused on patients with chronic conditions

Pro Forma Payor Mix Based on LTM September 2020A (1) (1) Managed Medicaid 6% FFS Medicaid 7% Patient 11% Other 7% Commercial 42% Managed Medicaid 5% FFS Medicaid 6% Patient 12% Other 4% Commercial 28% Managed Medicaid 6% FFS Medicaid 7% Patient 11% Other 6% Commercial 37% Managed Medicare 6% FFS Medicare 21% Managed Medicare 15% FFS Medicare 30% Managed Medicare 9% FFS Medicare 24% Combined company remains highly diversified by payor

Combination of Two Industry Leading Technology Platforms

Both AdaptHealth and AeroCare utilize a fully integrated, centralized technology platform

- ***Electronic portal / interface***
- ***Proprietary workflow technology***
- ***Improved efficiency***
- ***Significantly enhanced ease of use for all stakeholders***
- ***Improved compliance***
- ***Enabling analytics-driven decision making***

HME Today

- Still highly manual and labor intensive
    - Faxes
    - Telephonic interaction
    - Printing / copying
    - Physical mailings

AdaptHealth & AeroCare are Creating a Modern, Digitized Workflow

- ePrescribing
- Mobile documentation
- Cloud-based revenue cycle
- Digital inventory tracking
- Social media integration

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Building on Our Track Record of Successful Acquisitions Transactions Closed Since Inception 84 155 Transactions Closed (2017 – YTD 2020) 64 50 Both companies have a similar philosophy of acquisitions and integration with substantial runway for future acquisitions of smaller HME companies and regional diabetes companies

Identifiable and Achievable Cost Synergies and Meaningful Additional Upside $50 million estimated pre-tax run-rate annual synergies Potential Cost Synergies + Direct and Indirect Spend + Branch Consolidation + Technology Additional revenue synergies not included in forecast + PAP 90-day compliance + PAP resupply compliance + Payment collections efficiency + Cross-selling respiratory medication and diabetes products ~$25 million of cost synergies expected to be realized in 2021 Additional Revenue Synergy Opportunities

Long-Term Targets Organic Revenue Growth 8% to 10% Acquired Revenue $100 to $150mm annually Business Mix Sleep: ~40% Diabetes: ~30% All Other: ~30% Adj. EBITDA Margin 23% to 25% Adj. EBITDA Less Patient CapEx Margin 15% to 17% Combination with AeroCare accelerates growth and expands margins

Pro Forma Capitalization Overview New debt used to finance cash consideration of the purchase price, backstop and/or refinance existing Term A and pay transaction fees: + Existing bond to remain in place, due 2028 + $1.35bn committed financing package Pro forma capital structure strategy: + No near term maturities + Deleverage through growth and cash flow + Committed to conservative leverage profile + Flexible capital structure to facilitate continued M&A growth Pro Forma Capitalization ($mm)

Pro Forma Share Count Information

(in thousands)	Common Stock		Warrants
	Class A	Class B	
Number of shares outstanding at September 30, 2020	**81,037[1]**	**25,875**	**4,281**
Equity issued in connection with acquisitions	1,087	-	-
Class B exchanges	2,284	(2,284)	-
Equity-based compensation activity	120	-	-
Number of shares outstanding at November 30, 2020	**84,528**	**23,591**	**4,281**
Equity issued in connection with AeroCare acquisition[2]	31,000	-	-
Pro forma shares outstanding	**115,528**	**23,591[3]**	**4,281**

Adapt's Board has approved eliminating the Up-C corporate structure at the closing of the AeroCare acquisition[4]

Steps:

- Eliminate the two class share structure
- Exchange AdaptHealth Holdings LLC interests and Class B shares for Class A shares
- Merge AdaptHealth Holdings LLC into a corporate subsidiary of AdaptHealth Corp.

Simplified pro forma tax structure:

- Reduces tax compliance and filing burden
- Facilitates growth strategy by reducing complexity and limitations around deal structuring
- Increases tax efficiency by eliminating intercompany debt and cost allocations

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(1) Includes 18,356 as converted shares of Series B-1 Preferred Stock.
(2) Reflects the conversion of preferred shares into common stock. Shareholders are subject to a 6 month lock-up for one-third of their shares and a 12 month lock-up for two-thirds of their shares.
(3) Upon elimination of the Up-C corporate structure, the Class B common shares presented above would be exchanged for Class A common shares.
(4) The AHCO Board has elected to cash settle certain exchanged Class B shares and LLC units from management unitholders under existing exchange agreements in an amount sufficient to cover tax obligations triggered by exchanges of AdaptHealth Holdings LLC units for AdaptHealth Corp. Class A common stock.

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Key Highlights in Summary Leading Independent HME Provider with Significantly Enhanced Scale and Geographic Reach Combination of Two Industry Leading Technology Platforms Financially Compelling – Highly Accretive Transaction Multiple Pathways for Future Growth, Including Additional Acquisitions in a Highly Fragmented Market Identifiable and Achievable Cost Synergies with Meaningful Additional Upside Best-in-Class Senior Leadership Team with Strong Cultural Alignment

Appendix

Recent Acquisition: NE Home Medical

Company Snapshot

High growth direct-to-patient distributor of diabetes supplies

- **3,900+** CGM patients
- **2,000+** insulin delivery patients
- Primarily commercial insurance
- Founded in **2015**; HQ in Chelmsford, MA

Strategic Rationale

✓ Significant opportunity to expand in New England and adjacent markets

✓ Establishes AdaptHealth with key Massachusetts payor contracts in closed markets

✓ Very strong health system and physician referral network

– Augments AdaptHealth's sales force

Historical Revenue Growth ($mm)



134% CAGR
$3
$14
$25
$31
2017
2018
2019
LTM Q3 2020

Product Mix



Insulin Delivery 30%
Continuous Glucose Monitors 70%

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Thank You